EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Jan-06                                                             31-Jan-06

Distribution Date:       BMW Vehicle Owner Trust 2005-A                Period #
27-Feb-06                ------------------------------                      11

------------------------------------------------------------------------------------------------------------------------------------

Balances
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Initial        Period End
    Receivables                                                         $1,500,000,024      $975,187,930
    Reserve Account                                                         $7,194,411        $7,194,411
    Yield Supplement Overcollateralization                                 $61,117,886       $39,757,899
    Overcollateralization                                                         $137        $9,175,615
    Class A-1 Notes                                                       $324,000,000                $0
    Class A-2 Notes                                                       $457,000,000      $268,372,416
    Class A-3 Notes                                                       $361,000,000      $361,000,000
    Class A-4 Notes                                                       $264,507,000      $264,507,000
    Class B Notes                                                          $32,375,000       $32,375,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

    Beginning Receivables Outstanding                                   $1,017,882,186
    Collections
        Principal Collections
             Receipts of Scheduled Principal                               $26,060,391
             Receipts of Pre-Paid Principal                                $16,027,118
             Liquidation Proceeds                                             $416,290
             Principal Balance Allocable to Gross Charge-offs                 $190,457
        Total Principal Reduction                                          $42,694,256

        Interest Collections
             Receipts of Interest                                           $3,514,833
             Servicer Advances                                                      $0
             Reimbursement of Previous Servicer Advances                      ($28,868)
             Accrued Interest on Purchased Receivables                              $0
             Recoveries                                                        $85,670
             Net Investment Earnings                                           $26,244
        Total Interest Collections                                          $3,597,879

    Total Collections                                                      $46,101,678

    Ending Receivables Outstanding                                        $975,187,930

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Unreimbursed Previous Servicer Advance                    $81,164
    Current Period Servicer Advance                                                 $0
    Current Reimbursement of Previous Servicer Advance                        ($28,868)
    Ending Period Unreimbursed Previous Servicer Advances                      $52,296

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

    Deposits to Collection Account                                         $46,101,678

    Distribution Amounts Due
        Servicing Fees Due                                                    $848,235
        Class A Noteholder Interest Distribution Due                        $3,099,949
        First Priority Principal Distribution Due                                   $0
        Class B Noteholder Interest Distribution Due                          $119,518
        Second Priority Principal Distribution Due                         $31,033,622
        Reserve Account Deposit Due                                                 $0
        Regular Principal Distribution Due                                  $9,175,615
        Unpaid Trustee Fees Due                                                     $0

        Amounts Paid to the Servicer                                          $848,235
        Amounts Deposited into Note Distribution Account                   $43,428,704
        Amounts Deposited into Reserve Account                                      $0
        Excess Funds Released to Depositor                                  $1,824,739
    Total Distributions from Collection Account                            $46,101,678


                                       1

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                                                $0
        Release from Collection Account                                     $1,824,739
    Total Excess Funds Released to the Depositor                            $1,824,739

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

    Amount Deposited from the Collection Account                           $43,428,704
    Interest Distribution to Noteholders                                    $3,219,467
    Principal Distribution to Noteholders                                  $40,209,237
    Amount Deposited from the Reserve Account                                       $0
    Amount Paid to Noteholders                                             $43,428,704

Distributions
------------------------------------------------------------------------------------------------------------------------------------

    Interest Distributable Amount                                          Current Int        Per $1,000
    Class A-1 Notes                                                                 $0             $0.00
    Class A-2 Notes                                                           $941,174             $3.05
    Class A-3 Notes                                                         $1,215,367             $3.37
    Class A-4 Notes                                                           $943,408             $3.57
    Class B Notes                                                             $119,518             $3.69

    Monthly Principal Distributable Amount                             Current Payment    Ending Balance     Per $1,000      Factor
    Class A-1 Notes                                                                 $0                $0          $0.00       0.00%
    Class A-2 Notes                                                        $40,209,237      $268,372,416        $130.30      86.97%
    Class A-3 Notes                                                                 $0      $361,000,000          $0.00     100.00%
    Class A-4 Notes                                                                 $0      $264,507,000          $0.00     100.00%
    Class B Notes                                                                   $0       $32,375,000          $0.00     100.00%

Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------

                                                                Prior Period Carryover   Current Payment     Per $1,000
    Class A-1 Interest Carryover Shortfall                                          $0                $0             $0
    Class A-2 Interest Carryover Shortfall                                          $0                $0             $0
    Class A-3 Interest Carryover Shortfall                                          $0                $0             $0
    Class A-4 Interest Carryover Shortfall                                          $0                $0             $0
    Class B Interest Carryover Shortfall                                            $0                $0             $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Beginning Period     Ending Period
    Number of Contracts                                                         51,779            50,241
    Weighted Average Remaining Term                                              43.24             42.34
    Weighted Average Annual Percentage Rate                                      4.31%             4.30%

    Delinquencies Aging Profile End of Period                            Dollar Amount        Percentage
        Current                                                           $891,550,943            91.42%
        1-29 days                                                          $69,696,468             7.15%
        30-59 days                                                          $9,760,522             1.00%
        60-89 days                                                          $2,628,823             0.27%
        90-119 days                                                           $631,138             0.06%
        120+ days                                                             $920,036             0.09%
        Total                                                             $975,187,930           100.00%
        Delinquent Receivables +30 days past due                           $13,940,518             1.43%


    Write-offs
        Gross Principal Write-Offs for Current Period                         $190,457
        Recoveries for Current Period                                          $85,670
        Net Write-Offs for Current Period                                     $104,787

        Cumulative Realized Losses                                          $2,054,374


    Repossessions                                                        Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                    $1,558,410                60
        Ending Period Repossessed Receivables Balance                       $1,735,362                60
        Principal Balance of 90+ Day Repossessed Vehicles                     $143,196                 8


                                       2

Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                                       $41,526,723
    Beginning Period Amount                                                $41,526,723
    Current Distribution Date Required Amount                              $39,757,899
    Current Period Release                                                  $1,768,824
    Ending Period Amount                                                   $39,757,899
    Next Distribution Date Required Amount                                 $38,024,695

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                                        $7,194,411
    Beginning Period Amount                                                 $7,194,411
    Net Investment Earnings                                                    $26,244
    Beginning Period Required Amount                                        $7,194,411
    Current Period Deposit Amount Due                                               $0
    Current Period Deposit Amount Paid From Collection Account                      $0
    Current Period Release to Note Distribution Account                             $0
    Ending Period Required Amount                                           $7,194,411
    Current Period Release to Depositor                                             $0
    Ending Period Amount                                                    $7,194,411


Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Amount                                                 $9,891,810
    Ending Period Target Credit Enhancement OC Amount                       $9,175,615
    Ending Period Amount                                                    $9,175,615
    Current Period Release                                                    $716,195













                                       3